EXHIBIT 99.1

                                 Certification
                                      Of
Bluestar Enterprises, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of
 2002 regarding Quarterly Report on Form 10-QSB for the quarter ended June 30,
                                     2002

       Pursuant  to  Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section  1350, chapter 63 of title 18, United States Code), each
of  the  undersigned  officers   of  Bluestar  Enterprises,  Inc.,  a  Delaware
corporation (the "Company"), does hereby certify that:

       1.  The Company's Quarterly Report  on Form 10-QSB for the quarter ended
June  30, 2002  (the "Form 10-QSB") fully complies  with  the  requirements  of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2.   Information  contained  in  the Form 10-QSB fairly presents, in all material respects, the financial condition  and  results  of  operations of the
Company.

       Dated:   August 13, 2002         /s/ William Tay
                                        William Tay, Chief Executive Officer
                                        and Chief Accounting Officer